UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

The Beachbody Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39735	85-3222090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd Suite 400
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 883-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BODI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On September 30, 2024, The Beachbody Company, Inc. (the “Company”) announced that it is initiating a plan designed to transition from its current Multi-Level Marketing Network channel to a single level Affiliate Program (the “Pivot”). The Company’s board of directors approved the Pivot on September 19, 2024, following a comprehensive review of the Company’s operations. In connection therewith, the Company intends to reduce its workforce by approximately 33%.

As a result of the Pivot, the Company estimates that it will incur aggregate net cash charges in connection with the workforce reduction of approximately $6 - $8 million, which relate primarily to employee severance under a one-time severance program and will be primarily recorded in the third quarter of 2024. The Company estimates approximately $11 million in non-cash charges to be recorded primarily in the fourth quarter of 2024 related principally to accelerated depreciation for certain assets that are not expected to be used by the Company after December 31, 2024 due to the Pivot.

The Company expects to record $9-11 million of these charges in the third quarter of 2024 and substantially all of the remaining charges in the fourth quarter of 2024. In addition, the Company is evaluating whether there is any impairment to be recorded related to the Company’s goodwill and long-lived assets as of September 30, 2024 as a result of the Pivot. The Pivot is expected to be substantially complete by the end of the fourth quarter of 2024.

The estimates of costs that the Company expects to incur and the timing thereof are subject to a number of assumptions and actual results may differ materially from the estimates. The Company may also incur other cash or non-cash charges not currently contemplated due to unanticipated events that may occur as a result of, or in association with, the Pivot.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2024, Michael Neimand, President, Beachbody, was provided notice that his position was being eliminated in connection with the Pivot and decided not to take an alternative position as offered by the Company.

Item 7.01.	Regulation FD Disclosure.

On September 30, 2024, the Company issued a press release announcing the Pivot as described above in Item 2.05 of this Current Report on Form 8-K. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated in this Item 7.01, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

In connection with the Pivot, the Company is filing the information set forth below for the purpose of supplementing and updating the disclosure contained under the heading “Item 1A, Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2024:

There are risks associated with our internal reorganization and the changes to our business model to an affiliate model.

On September 30, 2024, we announced strategic initiatives to transition from our Multi-Level Marketing Network channel to a single level Affiliate Program (the “Pivot”). As part of the Pivot, we will continue to execute an omnichannel selling strategy including direct response marketing, retail partnerships and transition our direct selling channel from our current multi-level-marketing network to a new business model focused on a single level affiliate marketing model.

The announced Pivot involves numerous risks, including, but not limited to:

•	our current Partners may not choose to continue to partner with us as affiliates, or, if they do continue to partner with the Company, may not sell as much of our products;

•	we may be unable to recruit new affiliates or be able to offer a competitive compensation plan for our affiliates;

•	changes to our business model may be disruptive to our operations and may cause our revenues to decline or result in lower decreases to our expenses than expected;

•	changes to our business model may result in increased churn of the Company’s subscriber base;

•	the impact on our revenues as a result of the reduction or elimination of preferred customer membership fees and fees paid to the Company by its direct selling partners;

•	changes to commission rates in connection with the Pivot may result in unexpected fluctuations in our expenses;

•

changes in our results of operations and financial position may result in our failure to comply with financial and other covenants contained in our existing and/or future debt agreements and may result in a default under our debt agreements;

•	exposure to unknown, contingent or other liabilities, including litigation arising in connection with the Pivot;

•	negative impacts on our business relationships, including relationships with our customers, suppliers, vendors, Partners and employees;

•	difficulty retaining or recruiting officers, key employees or directors;

•	material weaknesses in our internal controls over financial reporting resulting from a reduced workforce, including members of our accounting and/or internal audit staff; and

•	unintended negative consequences from changes to our business profile.

If any of these or other factors impair our ability to successfully implement the Pivot, we may not be able to realize other business opportunities as we may be required to spend additional time and incur additional expenses related to the Pivot that otherwise would be used on the development and expansion of our business.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which are statements other than statements of historical facts and statements in future tense. These statements include but are not limited to, statements regarding our future performance and potential cost savings opportunities, including expected financial results, our business strategy, our plans, and our objectives and future operations.

Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: our ability to effectively compete in the fitness and nutrition industries; our reliance on a few key products; market conditions and global and economic factors beyond our control; intense competition and competitive pressures from other companies worldwide in the industries in which we operate; our ability to implement the proposed restructuring of our core business model; and litigation and the ability to adequately protect our intellectual property rights. You can identify these statements by the use of terminology such as “believe”, “plans”, “expect”, “will”, “should, “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our Securities and Exchange Commission (the “SEC”) filings, including those risks and uncertainties included in our Annual Report on Form 10-K filed with the SEC on March 11, 2024 and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this Current Report on Form 8-K or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 30, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Beachbody Company, Inc.

Date: September 30, 2024	By:	/s/ Jonathan Gelfand
Jonathan Gelfand Executive Vice President, Business & Legal Affairs, Corporate Secretary